                                                                Exhibit 10.8(b)

                          AMENDMENT NUMBER 2 TO THE
                              CREDIT AGREEMENT

                        Dated as of November 9, 1995

                 AMENDMENT NUMBER 2 TO THE CREDIT AGREEMENT among The Geon Company, a Delaware corporation (the "BORROWER"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders"), Citibank, N.A. ("Citibank") as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders, and NationsBank of North Carolina, N.A. as co-agent (the "CO-AGENT") thereunder.

                 PRELIMINARY STATEMENTS:

                 (1) The Borrower, the Lenders, the Administrative Agent and the Co-Agent have entered into a Credit Agreement dated as of August 16, 1994 and the amendment thereto dated as of December 8, 1994 (such Credit Agreement, as so amended and as otherwise supplemented or modified through the date hereof, the "CREDIT AGREEMENT"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

                 (2) The Borrower and the Lenders have agreed to further amend the Credit Agreement as hereinafter set forth.

                 SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is, effective as of the date hereof, hereby amended as follows:

                 (a) The definition of "APPLICABLE MARGIN" in Section 1.01 is amended by deleting the table in clause (ii) thereof and substituting therefor the following:

         Public Debt Rating                        Usage                             Applicable Margin
           S&P/Moody's/                                                                     for
           Duff & Phelps                                                              Eurodollar Rate
                                                                                         Advances
         ==============================================================================================
         Level 1                                   < 50%                             0.150%
         A-/A3/A- or above                         -
                                       ----------------------------------------------------------------
                                                   > 50%                             0.250%
         ----------------------------------------------------------------------------------------------
         Level 2                                   < 50%                             0.1875%
         BBB+/Baa1/BBB+                            -
                                       ----------------------------------------------------------------
                                                   > 50%                             0.2625%
         ----------------------------------------------------------------------------------------------
         Level 3                                   < 50%                             0.270%
         BBB/Baa2/BBB                              -
                                       ----------------------------------------------------------------
                                                   > 50%                             0.350%
         ----------------------------------------------------------------------------------------------
         Level 4                                   < 50%                             0.2625%
         BBB-/Baa3/BBB-                            -
                                       ----------------------------------------------------------------
                                                   > 50%                             0.3375%
         ----------------------------------------------------------------------------------------------
         Level 5                                   < 50%                             0.500%
         BB+/Ba1/BB+                               -
                                       ----------------------------------------------------------------
                                                   > 50%                             0.625%
         ----------------------------------------------------------------------------------------------
         Level 6                                   < 50%                             0.750%
         BB/Ba2/BB                                 -
                                       ----------------------------------------------------------------
                                                   > 50%                             0.875%
         ==============================================================================================


         (b) The definition of "APPLICABLE PERCENTAGE" in Section 1.01 is amended by deleting the table in clause (ii) thereof and substituting therefor the following:

         Public Debt Rating                        Applicable
         S&P/Moody's/Duff &                        Percentage
         Phelps
         =====================================================
         Level 1                                   0.100%
         A-/A3/A- or above
         -----------------------------------------------------
         Level 2                                   0.125%
         BBB+/Baa1/BBB+
         -----------------------------------------------------
         Level 3                                   0.150%
         BBB/Baa2/BBB
         -----------------------------------------------------
         Level 4                                   0.225%
         BBB-/Baa3/BBB-
         -----------------------------------------------------
         Level 5                                   0.375%
         BB+/Ba1/BB+
         -----------------------------------------------------
         Level 6                                   0.375%
         BB/Ba2/BB
         =====================================================

         (c) Section 1.01 is amended by adding the following new definitions in appropriate alphabetical order:

              "'BORROWED DEBT/EBITDAR RATIO' means, as of any date, the ratio computed by dividing (a) Borrowed Debt of the Borrower and its subsidiaries on a Consolidated basis as of such date by (b) EBITDAR of the Borrower and its subsidiaries on a Consolidated basis for the four consecutive fiscal quarters of the Borrower most recently ended as of such date."

              "'EBITDAR' means, for any period, net income (or net loss) PLUS the sum of (a) interest expense, (b) income tax expense, (c) depreciation expense, (d) amortization expense and (e) rental expense incurred in connection with the LaPorte Financing, in each case determined in accordance with GAAP for such period."

         (d) The definition of "INTEREST COVERAGE RATIO" in Section 1.01 is amended in full to read as follows:

              "'INTEREST COVERAGE RATIO' means, with respect to any fiscal quarter, the ratio of FBITDA of the Borrower and its subsidiaries on a Consolidated basis to Cash Interest Expense, in each case in the aggregate for the period of four consecutive fiscal quarters ended at the end of such fiscal quarter. "

         (e) The definition of "LAPORTE FINANCING" in Section 1.01 is amended in full to read as follows:

                "'LAPORTE FINANCING' means, collectively, the transactions contemplated by (i) the Amended and Restated Participation Agreement dated as of November 9, 1995 (the "PARTICIPATION AGREEMENT") among the Borrower, 1994 VCM Inc., State Street Bank and Trust Company of Connecticut, National Association, as trustee, the financial institutions parties thereto and Citibank, N.A., as agent, and (ii) the other Operative Documents (as defined in the Participation Agreement)."

        (f) The definition of "TERMINATION DATE" in Section 1.01 is amended by deleting "August 16,1999" therein and substituting therefor "November 9, 2000".

        (g)     Section 2.05(b) is amended in full to read as follows:

                "(b)    MANDATORY. The Commitments shall be permanently reduced
        ratably in an aggregate amount of $80,000,000 on the following dates in the aggregate amounts indicated:

                     Date                                    Amount
                     ----                                    ------
                December 31,1997                          $25,000,000

                December 31,1998                          $55,000,000

        PROVIDED that if the Borrower or any of its Subsidiaries consummates an issuance of public debt in an aggregate principal amount equal to or greater than $100,000,000 (the "TRIGGER EVENT"), then (1) if the Trigger Event occurs before December 31, 1998, the Commitments of the Lenders shall be reduced ratably (A) if the Trigger Event occurs before December 31, 1997, by $30,000,0000 or (B) if the Trigger Event occurs on or after December 31, 1997 and before December 31, 1998, by $5,000,000 (after giving effect to the reduction described above of $25,000,000 on December 31, 1997) and, in the case of a reduction under clause (A) or
        (B), no reduction of the Commitments under this Section 2.05(b) shall be required thereafter or (2) if the Trigger Event occurs on or after December 31, 1998, the Commitments of the Lenders (after giving effect to the reductions described above of $25,000,000 on December 31, 1997 and $55,000,000 on December 31, 1998) shall be increased ratably so that the aggregate amount of the Commitments shall be $100,000,000 immediately after such increase."

        (h)     Section 5.03 is amended in full to read as follows:

                                "SECTION 5.03. FINANCIAL COVENANTS. So long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, the Borrower will:

                                (a)  INTEREST COVERAGE RATIO. Maintain an
                        Interest Coverage Ratio of at least 6:1.

                                (b)  BORROWED DEBT/EBITDAR RATIO. Maintain a
                        Borrowed Debt/EBITDAR Ratio of not more than 3.5:1.

                                (c) MINIMUM RETAINED EARNINGS. Either (i) for each fiscal quarter, maintain retained earnings equal to or exceeding $150,000,000 or (ii) for any period of four consecutive fiscal quarters, not incur net losses in excess of $50,000,000."

         SECTION 2. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date first above written when, and only when, on or before November 9, 1995 the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and all of the Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment. This Amendment is subject to the provisions of
Section 8.01 of the Credit Agreement.

         SECTION 3. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE NOTES. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

         (b) The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

         SECTION 4. COSTS, EXPENSES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section
8.04 of the Credit Agreement.

         SECTION 5. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one
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                                       6

and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 6. GOVERNING LAW . This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                     THE GEON COMPANY


                                     By
                                        -----------------------------------
                                        Title: Assistant Treasurer

                                     CITIBANK, N.A.,
                                     as Administrative Agent and as Lender


                                     By
                                        -----------------------------------
                                        Title: Vice President

                                     NATIONSBANK OF NORTH
                                     CAROLINA, N.A., as Co-Agent
                                     and as Lender


                                     By
                                        -----------------------------------
                                        Title: Senior Vice President

                                     BANK OF MONTREAL


                                     By
                                        -----------------------------------
                                        Title: Director

                                     THE BANK OF NEW YORK


                                     By
                                        -----------------------------------
                                        Title: Vice President


                                     CANADIAN IMPERIAL BANK OF
                                     COMMERCE


                                     By
                                        -----------------------------------
                                        Title: Assistant Vice President

                                     MORGAN GUARANTY TRUST
                                     COMPANY OF NEW YORK


                                     By
                                        -----------------------------------
                                        Title: Vice President


                                     NBD BANK, N.A.


                                     By
                                        -----------------------------------
                                        Title: Vice President


                                     NATIONAL CITY BANK


                                     By
                                        -----------------------------------
                                        Title: Sr. Vice President